Exhibit 9(ii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                                    EXHIBIT A
                                       TO
                       EXCLUSIVE PLACEMENT AGENT AGREEMENT
                        AS LAST AMENDED: OCTOBER 8, 1997

      Pursuant to the Exclusive Placement Agreement, ESI shall be Exclusive Placement Agent with respect to the following Trusts, effective as of the date indicated below:

Name of Trust                                    Date
BT Investment Portfolios:
   Liquid Assets Portfolio                       September 30, 1996
   Asset Management Portfolio II                 September 30, 1996
   Asset Management Portfolio III                September 30, 1996
   Global High Yield Securities Portfolio        September 30, 1996
   Latin American Equity Portfolio               September 30, 1996
   Small Cap Portfolio                           September 30, 1996
   Pacific Basin Equity Portfolio                September 30, 1996
   U.S. Bond Index Portfolio                     September 30, 1996
   Equity 500 Equal Weighted Index Portfolio     September 30, 1996
   Small Cap Index Portfolio                     September 30, 1996
   EAFE(R)Equity Index Portfolio                  September 30, 1996
   BT PreservationPlus Portfolio                 December 11, 1996
   Global Emerging Markets Equity Portfolio      October 8, 1997
   International Small Company Equity Portfolio  October 8, 1997
Cash Management Portfolio                        September 30, 1996
Treasury Money Portfolio                         September 30, 1996
Tax Free Money Portfolio                         September 30, 1996
International Equity Portfolio                   September 30, 1996
Utility Portfolio                                September 30, 1996
Equity 500 Index Portfolio                       September 30, 1996
Short/Intermediate U.S. Government
     Securities Portfolio                        September 30, 1996
Asset Management Portfolio                       September 30, 1996
Capital Appreciation Portfolio                   September 30, 1996
Intermediate Tax Free Portfolio                  September 30, 1996